Date: July 17, 2019

FOR IMMEDIATE RELEASE

Horizon Bancorp, Inc. Announces Stock Repurchase Program

Michigan City, IN (July 17, 2019) – Horizon Bancorp, Inc. (NASDAQ GS: HBNC, “Horizon”) announced today that its Board of Directors (the “Board”) authorized a program for the repurchase of up to 2,250,000 shares of Horizon’s issued and outstanding common stock, no par value.

“This stock repurchase program reflects the Board’s and management’s commitment to increasing shareholder value,” said Craig M. Dwight, Chief Executive Officer of Horizon. “We believe that at current price levels, Horizon’s shares are an attractive investment and our repurchase program reflects our continuing confidence in Horizon’s financial strength.  Given our strong balance sheet, we believe we can implement this program and continue to retain sufficient liquidity to execute upon our business strategy and maintain our well-capitalized status.”

Under the terms of the repurchase program, shares may be repurchased from time to time at Horizon’s discretion on the open market, through block trades, in privately-negotiated transactions, or otherwise, subject to market conditions, applicable legal requirements, and other considerations.  The authorization is effective immediately, and the program will continue until otherwise modified, suspended, or terminated by the Board in its sole discretion and without notice.  The repurchase program does not obligate Horizon to repurchase any specific dollar amount or number of shares, and the program may be terminated, suspended, or modified at any time.

Horizon’s stock repurchase activities under the program will be conducted in compliance with the safe harbor provisions of Rule 10b-18 of the Securities Exchange Act of 1934, as amended.  Horizon’s management will determine the timing and amount of any repurchases based on its evaluation of market conditions and other factors.  The stock repurchase program will be funded with cash on hand.

About Horizon Bancorp, Inc.
Horizon Bancorp, Inc. is an independent, commercial bank holding company serving northern and central Indiana, and southwest, central and the Great Lakes Bay regions of Michigan through its commercial banking subsidiary, Horizon Bank.  Horizon Bancorp, Inc. may be reached online at www.horizonbank.com.  Its common stock is traded on the NASDAQ Global Select Market under the symbol HBNC.

Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon.  For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future

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performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in its Form 10-K.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof.  Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Horizon Contact Information:

Craig M. Dwight
Chairman & Chief Executive Office
Phone: (219) 873-2725
Fax: (219) 874-9280

Mark E. Secor
Executive Vice President &
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280

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